First Horizon Corporation Reports Second Quarter 2023 Net Income Available to Common Shareholders of
$317 Million, or EPS of $0.56; $219 Million, or $0.39, on an Adjusted Basis*

Pre-provision net revenue up 86% from the prior year and up 18% on an adjusted basis*

Period end deposits increased $4.0 billion QoQ, or 6%, up 3% year-to-date with common equity tier 1 ratio of 11.1%

ROTCE of 21.1% and adjusted ROTCE of 14.6% with tangible book value per share of $11.50*

MEMPHIS, TN (July 19, 2023) – First Horizon Corporation (NYSE: FHN or “First Horizon”) today reported second quarter net income available to common shareholders ("NIAC") of $317 million, or earnings per share of $0.56, compared with first quarter 2023 NIAC of $243 million, or earnings per share of $0.43.

Second quarter 2023 results benefited from a net $98 million after-tax, or $0.17 per share, of notable items compared with a reduction of $16 million, or $0.03 per share, in first quarter 2023. Excluding notable items, adjusted second quarter 2023 NIAC of $219 million, or $0.39 per share, decreased from $259 million, or $0.45 per share in first quarter 2023.

“Our results this quarter reflect the continued strength, resilience, and momentum of our diversified business mix, the benefit of our attractive markets, and the dedication of our associates,“ said, Chairman, President and Chief Executive Officer Bryan Jordan. “Despite a challenging macroeconomic environment, we continued to serve our clients, growing period end loans by $2.3 billion and period end deposits by $4.0 billion, with over 32,000 new-to-bank clients bringing $3.5 billion in deposit balances.”

Jordan continued, “I thank our associates for their unwavering commitment to our clients, communities, and core values. We remain focused on delivering top quartile returns by executing on our strategic priorities, growing our core businesses, empowering our talent, and providing a best-in-class client experience."

Notable Items

Notable Items
Quarterly, Unaudited ($s in millions, except per share data)	2Q23	1Q23	2Q22
Summary of Notable Items:
Gain on merger termination	$225	$—	$—
Gain on mortgage servicing rights (mortgage banking and title)	—	—	12
Net Merger/acquisition/transaction-related items	(30)	(21)	(38)
Other notable expenses	(65)	—	(12)
Total Notable items (pre-tax)	130	(21)	(38)
Total Notable items (after-tax)	98	(16)	(29)
EPS impact of notable items	$0.17	$(0.03)	$(0.05)
Numbers may not foot due to rounding.

Second quarter pre-tax net notable items include a $225 million gain from merger agreement termination and merger-related costs of $30 million. Other notable items of $65 million reflect a $50 million contribution to the First Horizon Foundation and a $15 million impact tied to derivative valuation adjustments related to prior Visa Class-B share sales.

*ROTCE, PPNR, tangible book value per share, loans and leases excluding LMC, and "Adjusted" results are Non-GAAP Financial Measures; NII, Total Revenue, NIM and PPNR are presented on a fully taxable equivalent basis; References to loans include leases and EPS are based on diluted shares; Capital ratios are preliminary. See page 5 for information on our use of Non-GAAP measures and their reconciliation to GAAP beginning on page 21.

Second Quarter 2023 versus First Quarter 2023 Highlights
•Total revenue of $1.0 billion increased $172 million and adjusted revenue of $810 million decreased $53 million, or 6%, primarily due to a 8% decline in net interest income driven by a 50 bp reduction in NIM.
•Net interest income of $631 million decreased $57 million, or 8%, as the benefit of higher loan rates and loan balances were more than offset by higher funding costs.
•Noninterest income of $400 million increased $229 million due to a $225 million gain on termination and adjusted noninterest income of $175 million increased $4 million as higher deferred compensation and services charges and fees was partially offset by a reduction in fixed income.
•Noninterest expense of $555 million increased $77 million driven by $65 million of other notable items and $30 million of merger-related costs. Adjusted noninterest expense of $461 million increased $4 million largely as an increase in personnel expense and outside services were partially offset by a reduction in other noninterest expense.
•Provision expense of $50 million remained stable and reflects the impact of 3% loan growth excluding loans to mortgage companies ("LMC") and modest growth in net charge-offs.
•Average interest-earning assets of $75.3 billion increased $3.3 billion largely driven by a $1.9 billion increase in loans and a $1.6 billion increase in interest-bearing deposits with banks.
•Average loans increased $1.9 billion driven by a $1.2 billion increase in commercial loans with a $0.4 billion increase in LMC.
•Period-end loans increased $2.3 billion, or 4%, driven by a $1.4 billion increase in commercial and a $0.8 billion increase in consumer. Period-end commercial loans excluding LMC rose 2%.
•Period-end deposits of $65.4 billion increased $4.0 billion reflecting a $6.3 billion increase in interest-bearing deposits partially offset by a $2.3 billion decrease in noninterest-bearing.
•Average deposits of $61.4 billion decreased $0.8 billion, or 1%, driven by a $2.6 billion decrease in DDA and other noninterest-bearing deposits partially offset by a $1.8 billion increase in interest-bearing deposits. Total deposit costs of 173 basis points increased 62 basis points.
•Allowance for credit losses ("ACL") to loans ratio remained stable at 1.35% as of June 30, 2023. The ACL to nonperforming loans ratio of 206% increased from 189% at March 31, 2023.
•Net charge-offs of $23 million increased $7 million; nonperforming loans of $402 million decreased $21 million and the nonperforming loan ratio of 0.66% decreased from 0.72% at March 31, 2023.
•ROCE of 16.4%; ROTCE of 21.1%; Adjusted ROTCE of 14.6%; CET 1 ratio of 11.1%; and total capital ratio of 13.6%.
•Tangible book value per share of $11.50 at June 30, 2023 compared with $10.89 at March 31, 2023 and reflected a $0.50 increase tied to the Series G conversion to common stock and a $0.41 increase tied to adjusted NIAC net of change in intangibles.

SUMMARY RESULTS
Quarterly, Unaudited

				2Q23 Change vs.
($s in millions, except per share and balance sheet data)	2Q23	1Q23	2Q22	1Q23			2Q22
				$/bp		%	$/bp		%
Income Statement
Interest income - taxable equivalent[1]	$1,019	$923	$586	$96		10%	$433		74%
Interest expense- taxable equivalent[1]	385	232	41	153		66	344		NM
Net interest income- taxable equivalent	635	691	545	(56)		(8)	90		17
Less: Taxable-equivalent adjustment	4	4	3	—		—	1		33
Net interest income	631	688	542	(57)		(8)	89		16
Noninterest income	400	171	201	229		134	199		99
Total revenue	1,031	859	743	172		20	288		39
Noninterest expense	555	478	489	77		16	66		13
Pre-provision net revenue[3]	475	381	255	94		25	220		86
Provision for credit losses	50	50	30	—		—	20		67
Income before income taxes	425	331	225	94		28	200		89
Provision for income taxes	96	75	48	21		28	48		100
Net income	329	256	177	73		29	152		86
Net income attributable to noncontrolling interest	5	4	3	1		25	2		67
Net income attributable to controlling interest	325	251	174	74		29	151		87
Preferred stock dividends	8	8	8	—		—	—		—
Net income available to common shareholders	$317	$243	$166	$74		30%	$151		91%

Adjusted net income[4]	$231	$271	$205	$(40)		(15)%	$26		13%
Adjusted net income available to common shareholders[4]	$219	$259	$195	$(40)		(15)%	$24		12%
Common stock information
EPS	$0.56	$0.43	$0.29	$0.13		30%	$0.27		92%
Adjusted EPS[4]	$0.39	$0.45	$0.34	$(0.06)		(13)%	$0.05		15%
Diluted shares[8]	561	572	569	(11)		(2)%	(8)		(1)%
Key performance metrics
Net interest margin	3.38%	3.88%	2.74%	(50)	bp		64	bp
Efficiency ratio	53.87	55.65	65.76	(178)			(1,189)
Adjusted efficiency ratio[4]	56.90	52.95	59.79	395			(289)
Effective income tax rate	22.63	22.71	21.30	(8)			133
Return on average assets	1.60	1.32	0.82	28			78
Adjusted return on average assets[4]	1.13	1.40	0.95	(27)			18
Return on average common equity (“ROCE")	16.4	13.3	9.1	306			728
Return on average tangible common equity (“ROTCE”)[4]	21.1	17.4	12.1	367			903
Adjusted ROTCE[4]	14.6	18.6	14.2	(396)			44
Noninterest income as a % of total revenue	38.82	19.94	27.06	1,888			1,176
Adjusted noninterest income as a % of total revenue[4]	21.63%	19.85%	25.68%	178	bp		(405)	bp
Balance Sheet (billions)
Average loans	$59.9	$58.1	$55.6	$1.9		3%	$4.3		8%
Average deposits	61.4	62.2	71.9	(0.8)		(1)	(10.5)		(15)
Average assets	82.3	78.8	86.3	3.5		4	(4.0)		(5)
Average common equity	$7.7	$7.4	$7.3	$0.3		5%	$0.4		6%
Asset Quality Highlights
Allowance for credit losses to loans and leases	1.35%	1.35%	1.24%	(1)	bp		11	bp
Net charge-off ratio	0.16	0.11	0.09	4			7
Nonperforming loan and leases ratio	0.66%	0.72%	0.53%	(6)	bp		13	bp
Capital Ratio Highlights (current quarter is an estimate)
Common Equity Tier 1	11.1%	10.4%	9.8%	72	bp		127	bp
Tier 1	12.1	12.1	11.6	(2)			47
Total Capital	13.6	13.6	13.0	(3)			62
Tier 1 leverage	10.5%	10.7%	9.1%	(17)	bp		140	bp
Numbers may not foot due to rounding.
Certain previously reported amounts have been reclassified to agree with current presentation.
See footnote disclosures on page 20.

Second Quarter 2023 versus First Quarter 2023
Net interest income
Net interest income of $631 million decreased $57 million as the benefit of higher rates and loan balances was more than offset by higher funding costs driven by increased competition. Net interest margin of 3.38% decreased 50 basis points largely as the benefit of higher rates and loan growth was more than offset by the impact of higher funding costs.

Noninterest income
Noninterest income of $400 million increased $229 million and adjusted noninterest income of $175 million increased $4 million largely driven by a $5 million increase in deferred compensation and a $4 million increase in service charges and fees. Fixed income average daily revenue of $348 thousand decreased 20% compared with $437 thousand in first quarter 2023 driven by continuing challenging market conditions.

Noninterest expense
Noninterest expense of $555 million increased $77 million and included a $74 million increase in notable items. Adjusted noninterest expense of $461 million increased $4 million largely as higher personnel and outside services expenses were partially offset by a reduction in other noninterest expense.

Loans and leases
Average loan and lease balances of $59.9 billion increased $1.9 billion largely reflecting a 3% increase in commercial. Commercial loan growth of $1.2 billion was driven by a $0.9 billion increase in C&I loans. Consumer loan growth increased $0.6 billion compared to the prior quarter, driven by a $0.7 billion increase in consumer real estate. Results reflect a $0.4 billion increase in LMC. Loan balances excluding LMC increased $1.5 billion compared to the prior quarter, driven by a $0.8 billion increase in commercial.

Period-end loans and leases of $61.3 billion increased $2.3 billion from first quarter 2023, reflecting a 3% increase in commercial and a 6% increase in consumer. Before the impact of LMC, period-end loans increased $1.6 billion, or 3%, driven by a $0.8 billion increase in consumer and a $0.8 billion increase in all other commercial loans.

Deposits
Period-end deposits of $65.4 billion increased $4.0 billion reflecting a $6.3 billion increase in interest-bearing deposits partially offset by a $2.3 billion decrease in noninterest-bearing. Average deposits of $61.4 billion decreased $0.8 billion, or 1%. Total deposit costs of 173 basis points increased 62 basis points with a 82 basis point increase in interest-bearing deposit costs.

Asset quality
Provision expense of $50 million remained stable and reflects the impact of 3% loan growth excluding LMC and modest growth in net charge-offs.

Net charge-offs of $23 million, or 16 basis points, compared with $16 million, or 11 basis points, in first quarter 2023.

Nonperforming loans of $402 million decreased $21 million. Second quarter 2023 ACL to nonperforming loans coverage ratio of 206% compared with 189% in first quarter 2023.

The ACL to loans ratio remained flat at 1.35% from first quarter 2023.

Capital
CET1 ratio of 11.1% in second quarter 2023 compared with 10.4% in first quarter 2023. Total capital ratio of 13.6% consistent with first quarter 2023.

Income taxes
Second quarter 2023 effective tax rate of 22.6% compared with 22.7% in first quarter 2023. On an adjusted basis, the effective tax rate of 21.6% in the second quarter 2023 decreased from 22.9% in first quarter 2023.

Forward-Looking Statements
This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Forward-looking statements pertain to FHN's beliefs, plans, goals, expectations, and estimates. Forward-looking statements are not a representation of historical information, but instead pertain to future operations, strategies, financial results, or other developments. Forward-looking statements can be identified by the words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “should,” “is likely,” “will,” “going forward,” and other expressions that indicate future events and trends.

Forward-looking statements are necessarily based upon estimates and assumptions that are inherently subject to significant business, operational, economic, and competitive uncertainties and contingencies, many of which are beyond FHN’s control, and many of which, with respect to future business decisions and actions (including acquisitions and divestitures), are subject to change and could cause FHN’s actual future results and outcomes to differ materially from those contemplated or implied by forward-looking statements or historical performance. Examples of uncertainties and contingencies include those mentioned: in this document; in Items 2.02 and 7.01 of FHN’s Current Report on Form 8-K to which this document has been filed as an exhibit; in the forepart, and in Items 1, 1A, and 7, of FHN’s most recent Annual Report on Form 10-K, as amended; and in the forepart, and in Item 1A of Part II, of FHN’s Quarterly Report(s) on Form 10-Q filed this year.

FHN assumes no obligation to update or revise any forward-looking statements that are made in this document or in any other statement, release, report, or filing from time to time.

Use of Non-GAAP Measures and Regulatory Measures that are not GAAP

Certain measures included in this report are “non-GAAP,” meaning they are not presented in accordance with generally accepted accounting principles in the U.S. and also are not codified in U.S. banking regulations currently applicable to FHN. Although other entities may use calculation methods that differ from those used by FHN for non-GAAP measures, FHN’s management believes such measures are relevant to understanding the financial condition, capital position, and financial results of FHN and its business segments. Non-GAAP measures are reported to FHN’s management and Board of Directors through various internal reports.

The non-GAAP measures presented in this earnings release are fully taxable equivalent measures, pre-provision net revenue ("PPNR"), Loans to Mortgage Companies ("LMC"), return on average tangible common equity (“ROTCE”), tangible common equity (“TCE”) to tangible assets (“TA”), tangible book value ("TBV") per common share, and various consolidated and segment results and performance measures and ratios adjusted for notable items.

Presentation of regulatory measures, even those which are not GAAP, provide a meaningful base for comparability to other financial institutions subject to the same regulations as FHN, as demonstrated by their use by banking regulators in reviewing capital adequacy of financial institutions. Although not GAAP terms, these regulatory measures are not considered “non-GAAP” under U.S. financial reporting rules as long as their presentation conforms to regulatory standards. Regulatory measures used in this financial supplement include: common equity tier 1 capital ("CET1"), generally defined as common equity less goodwill, other intangibles, and certain other required regulatory deductions; tier 1 capital, generally defined as the sum of core capital (including common equity and instruments that cannot be redeemed at the option of the holder) adjusted for certain items under risk based capital regulations; and risk-weighted assets, which is a measure of total on- and off-balance sheet assets adjusted for credit and market risk, used to determine regulatory capital ratios.

Refer to the tabular reconciliation of non-GAAP to GAAP measures and presentation of the most comparable GAAP items, beginning on page 21.

First Horizon Corp. (NYSE: FHN), with $85.1 billion in assets as of June 30, 2023, is a leading regional financial services company, dedicated to helping our clients, communities and associates unlock their full potential with capital and counsel. Headquartered in Memphis, TN, the banking subsidiary First Horizon Bank operates in 12 states across the southern U.S. The Company and its subsidiaries offer commercial, private banking, consumer, small business, wealth and trust management, retail brokerage, capital markets, fixed income, and mortgage banking services. First Horizon has been recognized as one of the nation's best employers by Fortune and Forbes magazines and a Top 10 Most Reputable U.S. Bank. More information is available at www.FirstHorizon.com.

Contact: Investor Relations - NRFlanders@firsthorizon.com
Media Relations - Beth.Ardoin@firsthorizon.com

CONSOLIDATED INCOME STATEMENT
Quarterly, Unaudited

						2Q23 Change vs.
($s in millions, except per share data)	2Q23	1Q23	4Q22	3Q22	2Q22	1Q23		2Q22
						$	%	$	%
Interest income - taxable equivalent[1]	$1,019	$923	$860	$737	$586	$96	10%	$433	74%
Interest expense- taxable equivalent[1]	385	232	148	71	41	153	66	344	NM
Net interest income- taxable equivalent	635	691	712	666	545	(56)	(8)	90	17
Less: Taxable-equivalent adjustment	4	4	4	4	3	—	—	1	33
Net interest income	631	688	709	662	542	(57)	(8)	89	16
Noninterest income:
Fixed income	$30	39	35	46	51	(9)	(23)	(21)	(41)
Mortgage banking and title	6	5	4	9	34	1	20	(28)	(82)
Brokerage, trust, and insurance	35	34	33	34	36	1	3	(1)	(3)
Service charges and fees	59	55	56	56	57	4	7	2	4
Card and digital banking fees	21	19	20	21	23	2	11	(2)	(9)
Deferred compensation income	8	3	7	(3)	(17)	5	NM	25	147
Gain on merger termination	225	—	—	—	—	225	NM	225	NM
Other noninterest income	17	15	20	50	16	2	13	1	6
Total noninterest income	400	171	174	213	201	229	134	199	99
Total revenue	1,031	859	882	875	743	172	20	288	39
Noninterest expense:
Personnel expense:
Salaries and benefits	191	188	178	186	190	3	2	1	1
Incentives and commissions	86	80	97	92	93	6	8	(7)	(8)
Deferred compensation expense	8	3	7	(2)	(18)	5	NM	26	144
Total personnel expense	285	271	281	275	265	14	5	20	8
Occupancy and equipment[2]	68	70	71	71	73	(2)	(3)	(5)	(7)
Outside services	71	66	70	66	70	5	8	1	1
Amortization of intangible assets	12	12	13	13	13	—	—	(1)	(8)
Other noninterest expense	119	59	69	44	68	60	102	51	75
Total noninterest expense	555	478	503	468	489	77	16	66	13
Pre-provision net revenue[3]	475	381	379	406	255	94	25	220	86
Provision for credit losses	50	50	45	60	30	—	—	20	67
Income before income taxes	425	331	334	346	225	94	28	200	89
Provision for income taxes	96	75	64	78	48	21	28	48	100
Net income	329	256	270	268	177	73	29	152	86
Net income attributable to noncontrolling interest	5	4	4	3	3	1	25	2	67
Net income attributable to controlling interest	325	251	266	265	174	74	29	151	87
Preferred stock dividends	8	8	8	8	8	—	—	—	—
Net income available to common shareholders	$317	$243	$258	$257	$166	$74	30%	$151	91%
Common Share Data
EPS	$0.59	$0.45	$0.48	$0.48	$0.31	$0.14	31%	$0.28	90%
Basic shares	539	537	536	536	535	2	—	4	1
Diluted EPS	$0.56	$0.43	$0.45	$0.45	$0.29	$0.13	30	$0.27	92
Diluted shares[8]	561	572	572	570	569	(11)	(2)%	(8)	(1)%

Effective tax rate	22.6%	22.7%	19.2%	22.6%	21.3%
Numbers may not foot due to rounding. See footnote disclosures on page 20.

ADJUSTED[5] FINANCIAL DATA - SEE NOTABLE ITEMS ON PAGE 9
Quarterly, Unaudited

						2Q23 Change vs.
($s in millions, except per share data)	2Q23	1Q23	4Q22	3Q22	2Q22	1Q23		2Q22
						$	%	$	%
Net interest income (FTE)[1]	$635	$691	$712	$666	$545	$(56)	(8)%	$90	17%
Adjusted noninterest income:
Fixed income	30	39	35	46	51	(9)	(23)	(21)	(41)
Adjusted mortgage banking and title	6	5	4	9	22	1	20	(16)	(73)
Brokerage, trust, and insurance	35	34	33	34	36	1	3	(1)	(3)
Service charges and fees	59	55	56	56	57	4	7	2	4
Card and digital banking fees	21	19	20	21	23	2	11	(2)	(9)
Deferred compensation income	8	3	7	(3)	(17)	5	NM	25	147
Gain on merger termination	—	—	—	—	—	—	NM	—	NM
Adjusted other noninterest income	17	15	20	18	15	2	13	2	13
Adjusted total noninterest income	$175	$171	$173	$181	$188	$4	2%	$(13)	(7)%
Total revenue (FTE)[1]	$810	$863	$885	$847	$733	$(53)	(6)%	$77	11%

Adjusted noninterest expense:
Adjusted personnel expense:
Adjusted salaries and benefits	$187	$188	$178	$185	$190	$(1)	(1)%	$(3)	(2)%
Adjusted Incentives and commissions	65	64	70	68	71	1	2	(6)	(8)
Adjusted deferred compensation expense	8	3	7	(2)	(18)	5	NM	26	144
Adjusted total personnel expense	260	255	254	251	244	5	2	16	7
Adjusted occupancy and equipment[2]	68	70	71	70	72	(2)	(3)	(4)	(6)
Adjusted outside services	68	63	64	64	61	5	8	7	11
Adjusted amortization of intangible assets	12	12	12	12	12	—	—	—	—
Adjusted other noninterest expense	53	58	58	48	50	(5)	(9)	3	6
Adjusted total noninterest expense	$461	$457	$458	$444	$438	$4	1%	$23	5%

Adjusted pre-provision net revenue[3]	$349	$406	$428	$403	$295	$(57)	(14)%	$54	18%

Provision for credit losses	$50	$50	$45	$60	$30	$—	—%	$20	67%

Adjusted net income available to common shareholders	$219	$259	$293	$252	$195	$(40)	(15)%	$24	12%

Adjusted Common Share Data
Adjusted diluted EPS	$0.39	$0.45	$0.51	$0.44	$0.34	$(0.06)	(13)%	$0.05	15%
Diluted shares[8]	561	572	572	570	569	(11)	(2)%	(8)	(1)%

Adjusted effective tax rate	21.6%	22.9%	19.8%	22.4%	21.7%
Adjusted ROTCE	14.6%	18.6%	21.7%	17.9%	14.2%
Adjusted efficiency ratio	56.9%	53.0%	51.7%	52.4%	59.8%
Numbers may not foot due to rounding.
See footnote disclosures on page 20.

NOTABLE ITEMS
Quarterly, Unaudited

(In millions)	2Q23	1Q23	4Q22	3Q22	2Q22
Summary of Notable Items:
Gain on merger termination	$225	$—	$—	$—	$—
Gain on sale of title services business	—	—	1	21	—
Gain related to equity securities investments	—	—	—	10	—
Gain on sale of mortgage servicing rights	—	—	—	—	12
Net Merger/acquisition/transaction-related items	(30)	(21)	(36)	(24)	(38)
Other notable expenses*	(65)	—	(10)	—	(12)
Total notable items	130	(21)	(45)	7	(38)
EPS impact of notable items	$0.17	$(0.03)	$(0.06)	$0.01	$(0.05)
Numbers may not foot due to rounding
* 2Q23 includes $50 million contribution to First Horizon Foundation; 2Q23, 4Q22 and 2Q22 includes $15 million, $10 million and $12 million, respectively of Visa derivative valuation expense.

IMPACT OF NOTABLE ITEMS:
Quarterly, Unaudited

(In millions)	2Q23	1Q23	4Q22	3Q22	2Q22
Impacts of Notable Items:
Noninterest income:
Mortgage banking and title	$—	$—	$—	$—	$(12)
Gain on merger termination	(225)	—	—	—	—
Other noninterest income	—	—	(1)	(32)	—
Total noninterest income	$(225)	$—	$(1)	$(32)	$(13)

Noninterest expense:
Personnel expenses:
Salaries and benefits	$(4)	$—	$—	$—	$1
Incentives and commissions	(21)	(16)	(27)	(24)	(22)
Deferred compensation expense	—	—	—	—	—
Total personnel expenses	(25)	(16)	(27)	(25)	(21)
Occupancy and equipment[2]	—	—	—	(1)	(1)
Outside services	(4)	(3)	(6)	(2)	(9)
Amortization of intangible assets	—	—	(1)	(1)	(1)
Other noninterest expense	(66)	(2)	(11)	4	(18)
Total noninterest expense	$(95)	$(21)	$(46)	$(25)	$(50)

Income before income taxes	$(130)	$21	$45	$(7)	$38
Provision for income taxes	(33)	6	11	(2)	9
Net income/(loss) available to common shareholders	$(98)	$16	$34	$(5)	$29
Numbers may not foot due to rounding

FINANCIAL RATIOS
Quarterly, Unaudited
						2Q23 Change vs.
	2Q23	1Q23	4Q22	3Q22	2Q22	1Q23			2Q22
FINANCIAL RATIOS						$/bp		%	$/bp		%
Net interest margin	3.38%	3.88%	3.89%	3.48%	2.74%	(50)	bp		64	bp
Return on average assets	1.60%	1.32%	1.35%	1.29%	0.82%	28			78
Adjusted return on average assets[4]	1.13%	1.40%	1.52%	1.27%	0.95%	(27)			18
Return on average common equity (“ROCE”)	16.40%	13.34%	14.42%	13.85%	9.12%	306			728
Return on average tangible common equity (“ROTCE”)[4]	21.10%	17.43%	19.14%	18.23%	12.07%	367			903
Adjusted ROTCE[4]	14.59%	18.55%	21.68%	17.89%	14.15%	(396)			44
Noninterest income as a % of total revenue	38.82%	19.94%	19.68%	24.30%	27.06%	1,888			1,176
Adjusted noninterest income as a % of total revenue[4]	21.63%	19.85%	19.55%	21.37%	25.68%	178			(405)
Efficiency ratio	53.87%	55.65%	57.07%	53.56%	65.76%	(178)			(1,189)
Adjusted efficiency ratio[4]	56.90%	52.95%	51.70%	52.42%	59.79%	395			(289)

CAPITAL DATA
CET1 capital ratio*	11.1%	10.4%	10.2%	9.9%	9.8%	72	bp		127	bp
Tier 1 capital ratio*	12.1%	12.1%	11.9%	11.7%	11.6%	(2)	bp		47	bp
Total capital ratio*	13.6%	13.6%	13.3%	13.1%	13.0%	(3)	bp		62	bp
Tier 1 leverage ratio*	10.5%	10.7%	10.4%	9.8%	9.1%	(17)	bp		140	bp
Risk-weighted assets (“RWA”) (billions)	$71.5	$69.5	$69.2	$68.6	$67.3	$2		3%	$4		6%
Total equity to total assets	10.53%	11.02%	10.83%	10.32%	10.04%	(49)	bp		49	bp
Tangible common equity/tangible assets (“TCE/TA”)[4]	7.71%	7.41%	7.12%	6.64%	6.55%	30	bp		116	bp
Period-end shares outstanding (millions)[9]	559	538	537	537	536	21		4%	23		4%
Cash dividends declared per common share	$0.15	$0.15	$0.15	$0.15	$0.15	$—		—%	$—		—%
Book value per common share	$14.58	$14.11	$13.48	$12.99	$13.50	$0.47		3%	$1.08		8%
Tangible book value per common share[4]	$11.50	$10.89	$10.23	$9.72	$10.18	$0.61		6%	$1.32		13%

SELECTED BALANCE SHEET DATA
Loans-to-deposit ratio (period-end balances)	93.68%	96.10%	91.51%	86.88%	80.13%	(242)	bp		1,355	bp
Loans-to-deposit ratio (average balances)	97.52%	93.33%	88.73%	82.99%	77.25%	419	bp		2,027	bp
Full-time equivalent associates	7,327	7,282	7,477	7,569	7,627	45		1%	(300)		(4)%
Certain previously reported amounts have been reclassified to agree with current presentation.
*Current quarter is an estimate.
See footnote disclosures on page 20.

CONSOLIDATED PERIOD-END BALANCE SHEET
Quarterly, Unaudited

						2Q23 Change vs.
(In millions)	2Q23	1Q23	4Q22	3Q22	2Q22	1Q23		2Q22
						$	%	$	%
Assets:
Loans and leases:
Commercial, financial, and industrial (C&I)	$33,116	$32,172	$31,780	$31,620	$31,276	$943	3%	$1,840	6%
Commercial real estate	13,891	13,397	13,228	13,021	12,942	493	4	949	7
Total Commercial	47,006	45,570	45,008	44,641	44,218	1,437	3	2,788	6
Consumer real estate	13,475	12,668	12,253	11,864	11,441	808	6	2,035	18
Credit card and other[5]	813	807	840	849	870	6	1	(57)	(7)
Total Consumer	14,289	13,475	13,093	12,712	12,311	814	6	1,978	16
Loans and leases, net of unearned income	61,295	59,045	58,101	57,354	56,529	2,251	4	4,767	8
Loans held for sale	789	650	590	680	870	139	21	(81)	(9)
Investment securities	9,949	10,317	10,207	10,103	9,628	(368)	(4)	321	3
Trading securities	1,059	1,122	1,375	1,421	1,392	(63)	(6)	(333)	(24)
Interest-bearing deposits with banks	4,523	2,488	1,384	3,241	9,475	2,035	82	(4,952)	(52)
Federal funds sold and securities purchased under agreements to resell	282	309	482	690	712	(27)	(9)	(430)	(60)
Total interest earning assets	77,898	73,929	72,139	73,489	78,606	3,969	5	(708)	(1)
Cash and due from banks	1,137	987	1,061	1,193	1,133	150	15	4	—
Goodwill and other intangible assets, net	1,720	1,732	1,744	1,757	1,782	(12)	(1)	(62)	(3)
Premises and equipment, net	595	603	612	622	636	(8)	(1)	(41)	(7)
Allowance for loan and lease losses	(737)	(715)	(685)	(664)	(624)	(22)	(3)	(113)	(18)
Other assets	4,458	4,193	4,082	3,903	3,598	265	6	860	24
Total assets	$85,071	$80,729	$78,953	$80,299	$85,132	$4,342	5%	$(61)	—%

Liabilities and Shareholders' Equity:
Deposits:
Savings	$23,733	$21,346	$21,971	$22,800	$24,376	$2,387	11%	$(643)	(3)%
Time deposits	8,279	3,777	2,887	2,671	2,888	4,502	119	5,391	NM
Other interest-bearing deposits	14,620	15,184	15,165	14,730	16,172	(564)	(4)	(1,552)	(10)
Total interest-bearing deposits	46,632	40,306	40,023	40,202	43,436	6,326	16	3,196	7
Trading liabilities	174	144	335	383	394	30	21	(220)	(56)
Short-term borrowings	6,946	6,484	2,506	1,416	1,953	462	7	4,993	NM
Term borrowings	1,156	1,605	1,597	1,597	1,599	(449)	(28)	(443)	(28)
Total interest-bearing liabilities	54,908	48,540	44,461	43,598	47,382	6,368	13	7,526	16
Noninterest-bearing deposits	18,801	21,134	23,466	25,813	27,114	(2,333)	(11)	(8,313)	(31)
Other liabilities	2,403	2,161	2,480	2,605	2,085	242	11	318	15
Total liabilities	76,112	71,835	70,406	72,016	76,581	4,277	6	(469)	(1)
Shareholders' Equity:
Preferred stock	520	1,014	1,014	1,014	1,014	(494)	(49)	(494)	(49)
Common stock	349	336	336	335	335	13	4	14	4
Capital surplus	5,324	4,863	4,840	4,812	4,791	461	9	533	11
Retained earnings	3,830	3,595	3,430	3,254	3,079	235	7	751	24
Accumulated other comprehensive loss, net	(1,359)	(1,208)	(1,367)	(1,427)	(963)	(151)	(12)	(396)	(41)
Combined shareholders' equity	8,664	8,599	8,251	7,987	8,255	65	1	409	5
Noncontrolling interest	295	295	295	295	295	—	—	—	—
Total shareholders' equity	8,960	8,895	8,547	8,283	8,551	65	1	409	5
Total liabilities and shareholders' equity	$85,071	$80,729	$78,953	$80,299	$85,132	$4,342	5%	$(61)	—%
Memo:
Total Deposits	$65,433	$61,440	$63,489	$66,014	$70,550	$3,993	6%	$(5,117)	(7)%
Unfunded Loan Commitments:
Commercial	$22,084	$21,806	$22,833	$23,706	$23,251	$278	1%	$(1,168)	(5)%
Consumer	$4,400	$4,404	$4,329	$4,248	$3,972	$(4)	—%	$428	11%
Numbers may not foot due to rounding. See footnote disclosures on page 20.

CONSOLIDATED AVERAGE BALANCE SHEET
Quarterly, Unaudited

						2Q23 Change vs.
(In millions)	2Q23	1Q23	4Q22	3Q22	2Q22	1Q23		2Q22
						$	%	$	%
Assets:
Loans and leases:
Commercial, financial, and industrial (C&I)	$32,423	$31,558	$31,562	$31,120	$30,963	$865	3%	$1,461	5%
Commercial real estate	13,628	13,290	13,095	12,926	12,626	338	3	1,001	8
Total Commercial	46,051	44,848	44,657	44,046	43,589	1,203	3	2,462	6
Consumer real estate	13,058	12,401	12,049	11,633	11,120	658	5	1,938	17
Credit card and other[5]	815	825	858	864	867	(10)	(1)	(52)	(6)
Total Consumer	13,873	13,226	12,907	12,496	11,987	647	5	1,886	16
Loans and leases, net of unearned income	59,924	58,074	57,564	56,543	55,576	1,850	3	4,348	8
Loans held-for-sale	731	596	597	761	1,027	135	23	(296)	(29)
Investment securities	10,192	10,263	10,132	10,315	9,781	(71)	(1)	411	4
Trading securities	1,110	1,284	1,311	1,342	1,509	(174)	(14)	(399)	(26)
Interest-bearing deposits with banks	3,110	1,468	2,618	6,341	10,989	1,642	112	(7,879)	(72)
Federal funds sold and securities purchased under agreements to resell	279	392	583	661	857	(113)	(29)	(578)	(67)
Total interest earning assets	75,346	72,076	72,805	75,963	79,739	3,270	5	(4,393)	(6)
Cash and due from banks	1,024	1,035	1,118	1,246	1,281	(11)	(1)	(257)	(20)
Goodwill and other intangibles assets, net	1,726	1,738	1,750	1,767	1,789	(12)	(1)	(63)	(4)
Premises and equipment, net	598	607	616	629	645	(9)	(2)	(47)	(7)
Allowances for loan and lease losses	(728)	(692)	(675)	(639)	(621)	(36)	(5)	(107)	(17)
Other assets	4,338	4,076	3,907	3,585	3,493	262	6	845	24
Total assets	$82,304	$78,841	$79,521	$82,551	$86,326	$3,463	4%	$(4,022)	(5)%

Liabilities and shareholders' equity:
Deposits:
Savings	$21,542	$21,824	$22,477	$23,569	$24,841	$(282)	(1)%	$(3,299)	(13)%
Time deposits	5,520	3,336	2,720	2,759	3,040	2,184	65	2,480	82
Other interest-bearing deposits	14,719	14,790	14,658	15,102	16,273	(71)	—	(1,554)	(10)
Total interest-bearing deposits	41,781	39,950	39,855	41,431	44,154	1,831	5	(2,373)	(5)
Trading liabilities	216	324	353	372	585	(108)	(33)	(369)	(63)
Short-term borrowings	7,999	3,695	1,821	1,711	1,710	4,304	116	6,289	NM
Term borrowings	1,428	1,602	1,597	1,598	1,597	(174)	(11)	(169)	(11)
Total interest-bearing liabilities	51,424	45,572	43,626	45,112	48,046	5,852	13	3,378	7
Noninterest-bearing deposits	19,664	22,274	25,021	26,701	27,791	(2,610)	(12)	(8,127)	(29)
Other liabilities	2,187	2,289	2,459	2,068	1,875	(102)	(4)	312	17
Total liabilities	73,275	70,134	71,106	73,882	77,712	3,141	4	(4,437)	(6)
Shareholders' Equity:
Preferred stock	986	1,014	1,014	1,014	1,014	(28)	(3)	(28)	(3)
Common stock	337	336	336	335	335	1	—	2	1
Capital surplus	4,891	4,851	4,826	4,802	4,778	40	1	113	2
Retained earnings	3,759	3,518	3,358	3,175	3,051	241	7	708	23
Accumulated other comprehensive loss, net	(1,241)	(1,307)	(1,414)	(953)	(859)	66	5	(382)	(45)
Combined shareholders' equity	8,734	8,411	8,119	8,373	8,318	323	4	416	5
Noncontrolling interest	295	295	295	295	295	—	—	—	—
Total shareholders' equity	9,029	8,707	8,415	8,669	8,614	322	4	415	5
Total liabilities and shareholders' equity	$82,304	$78,841	$79,521	$82,551	$86,326	$3,463	4%	$(4,022)	(5)%
Memo:
Total Deposits	$61,445	$62,224	$64,876	$68,133	$71,945	$(779)	(1)%	$(10,500)	(15)%
Numbers may not foot due to rounding. See footnote disclosures on page 20.

CONSOLIDATED NET INTEREST INCOME AND AVERAGE BALANCE SHEET: YIELDS AND RATES
Quarterly, Unaudited
											2Q23 Change vs.
	2Q23		1Q23		4Q22		3Q22		2Q22		1Q23		2Q22
(In millions, except rates)	Income/Expense	Rate	Income/Expense	Rate	Income/Expense	Rate	Income/Expense	Rate	Income/Expense	Rate	Income/Expense		Income/Expense
											$	%	$	%
Interest earning assets/Interest income:
Loans and leases, net of unearned income:
Commercial	$727	6.34%	$668	6.04%	$607	5.40%	$496	4.47%	$382	3.52%	$59	9%	$345	90%
Consumer	153	4.39	141	4.26	134	4.14	124	3.94	112	3.74	12	9	41	37
Loans and leases, net of unearned income	880	5.89	809	5.64	742	5.12	619	4.35	494	3.57	71	9	386	78
Loans held-for-sale	14	7.58	11	7.08	9	6.34	9	4.91	10	3.89	3	27	4	40
Investment securities	63	2.49	63	2.45	61	2.41	55	2.14	46	1.87	—	—	17	37
Trading securities	19	6.69	20	6.21	19	5.79	15	4.55	13	3.43	(1)	(5)	6	46
Interest-bearing deposits with banks	40	5.13	17	4.60	24	3.61	34	2.15	22	0.79	23	135	18	82
Federal funds sold and securities purchased under agreements	3	4.85	4	4.35	5	3.48	2	2.04	1	0.66	(1)	(25)	2	NM
Interest income	$1,019	5.42%	$923	5.18%	$860	4.70%	$737	3.86%	$586	2.95%	$96	10%	$433	74%

Interest bearing liabilities/Interest expense:
Interest-bearing deposits:
Savings	$141	2.63%	$96	1.79%	$67	1.19%	$18	0.31%	$5	0.08%	$45	47%	$136	NM
Time deposits	49	3.56	16	1.96	6	0.90	2	0.50	4	0.50	33	NM	45	NM
Other interest-bearing deposits	75	2.06	58	1.59	39	1.05	21	0.56	9	0.22	17	29	66	NM
Total interest-bearing deposits	265	2.55	171	1.73	112	1.12	42	0.41	18	0.16	94	55	247	NM
Trading liabilities	2	3.82	3	3.83	3	3.59	3	3.03	4	2.52	(1)	(33)	(2)	(50)
Short-term borrowings	99	4.94	38	4.16	13	2.85	7	2.22	2	0.58	61	NM	97	NM
Term borrowings	19	5.21	20	4.98	19	4.81	18	4.57	17	4.38	(1)	(5)	2	12
Interest expense	385	3.00	232	2.06	148	1.35	71	0.63	41	0.34	153	66	344	NM
Net interest income - tax equivalent basis	635	2.42	691	3.11	712	3.35	666	3.23	545	2.61	(56)	(8)	90	17
Fully taxable equivalent adjustment	(4)	0.96	(4)	0.76	(4)	0.54	(4)	0.25	(3)	0.13	—	—	(1)	(33)
Net interest income	$631	3.38%	$688	3.88%	$709	3.89%	$662	3.48%	$542	2.74%	$(57)	(8)%	$89	16%

Memo:
Total loan yield		5.89%		5.64%		5.12%		4.35%		3.57%
Total deposit cost		1.73%		1.11%		0.69%		0.25%		0.10%
Total funding cost		2.17%		1.38%		0.85%		0.39%		0.22%
Net interest income and yields are adjusted to a fully taxable equivalent (“FTE”) basis assuming a statutory federal income tax of 21 percent and, where applicable, state income taxes.
Earning assets yields are expressed net of unearned income.
Loan yields include loan fees, cash basis interest income, and loans on nonaccrual status.
Numbers may not foot due to rounding.
See footnote disclosures on page 20.

CONSOLIDATED NONPERFORMING LOANS AND LEASES ("NPL")
Quarterly, Unaudited

	As of					2Q23 change vs.
(In millions, except ratio data)	2Q23	1Q23	4Q22	3Q22	2Q22	1Q23		2Q22
						$	%	$	%
Nonperforming loans and leases
Commercial, financial, and industrial (C&I)	$184	$204	$153	$116	$129	$(20)	(10)%	$55	42%
Commercial real estate	73	63	9	10	11	10	15	62	NM
Consumer real estate	144	155	152	163	159	(11)	(7)	(15)	(9)
Credit card and other	2	2	2	3	3	—	3	—	(13)
Total nonperforming loans and leases	$402	$424	$316	$292	$301	$(21)	(5)%	$102	34%

Asset Quality Ratio
Nonperforming loans and leases to loans and leases
Commercial, financial, and industrial (C&I)	0.55%	0.63%	0.48%	0.37%	0.41%
Commercial real estate	0.52	0.47	0.07	0.08	0.08
Consumer real estate	1.07	1.22	1.24	1.37	1.39
Credit card and other	0.27	0.29	0.27	0.31	0.29
Total nonperforming loans and leases to loans and leases	0.66%	0.72%	0.54%	0.51%	0.53%
Numbers may not foot due to rounding.

CONSOLIDATED LOANS AND LEASES 90 DAYS OR MORE PAST DUE AND ACCRUING
Quarterly, Unaudited

	As of					2Q23 change vs.
(In millions)	2Q23	1Q23	4Q22	3Q22	2Q22	1Q23		2Q22
						$	%	$	%
Loans and leases 90 days or more past due and accruing
Commercial, financial, and industrial (C&I)	$1	$—	$11	$1	$1	$1	148%	$—	73%
Commercial real estate	—	—	—	—	—	—	NM	—	NM
Consumer real estate	8	7	18	17	14	1	17	(6)	(43)
Credit card and other	5	5	3	6	3	—	4	2	72
Total loans and leases 90 days or more past due and accruing	$14	$12	$33	$24	$17	$2	13%	$(3)	(20)%
Numbers may not foot due to rounding.

CONSOLIDATED NET CHARGE-OFFS (RECOVERIES)
Quarterly, Unaudited

	As of					2Q23 change vs.
(In millions, except ratio data)	2Q23	1Q23	4Q22	3Q22	2Q22	1Q23		2Q22
Charge-off, Recoveries and Related Ratios						$	%	$	%
Gross Charge-offs
Commercial, financial, and industrial (C&I)	$19	$14	$24	$13	$12	$5	35%	$7	55%
Commercial real estate	8	2	—	1	—	6	NM	8	NM
Consumer real estate	1	1	1	1	2	—	(8)	(2)	(69)
Credit card and other	5	5	7	7	7	(1)	(12)	(2)	(31)
Total gross charge-offs	$33	$22	$32	$21	$21	$11	48%	$11	54%
Gross Recoveries
Commercial, financial, and industrial (C&I)	$(5)	$(2)	$(3)	$(2)	$(1)	$(2)	(104)%	$(4)	NM
Commercial real estate	(1)	—	—	—	(1)	—	NM	—	20
Consumer real estate	(3)	(2)	(2)	(6)	(6)	—	(16)	3	52
Credit card and other	(1)	(1)	(1)	(1)	(1)	—	3	—	—
Total gross recoveries	$(9)	$(6)	$(6)	$(9)	$(9)	$(3)	(53)%	$(1)	(7)%
Net Charge-offs (Recoveries)
Commercial, financial, and industrial (C&I)	$14	$12	$21	$11	$11	$2	21%	$3	28%
Commercial real estate	8	2	—	—	(1)	6	NM	8	NM
Consumer real estate	(2)	(2)	(2)	(5)	(3)	—	(29)	1	40
Credit card and other	3	4	6	5	5	(1)	(14)	(2)	(38)
Total net charge-offs	$23	$16	$26	$12	$12	$7	47%	$11	88%

Annualized Net Charge-off (Recovery) Rates
Commercial, financial, and industrial (C&I)	0.18%	0.15%	0.27%	0.14%	0.14%
Commercial real estate	0.23	0.05	—	0.01	(0.03)
Consumer real estate	(0.06)	(0.05)	(0.05)	(0.17)	(0.12)
Credit card and other	1.65	1.93	2.76	2.46	2.49
Total loans and leases	0.16%	0.11%	0.18%	0.08%	0.09%
Numbers may not foot due to rounding.

CONSOLIDATED ALLOWANCE FOR LOAN AND LEASE LOSSES AND RESERVE FOR UNFUNDED COMMITMENTS
Quarterly, Unaudited

	As of					2Q23 Change vs.
(In millions)	2Q23	1Q23	4Q22	3Q22	2Q22	1Q23		2Q22
Summary of Changes in the Components of the Allowance For Credit Losses						$	%	$	%
Allowance for loan and lease losses - beginning	$715	$685	$664	$624	$622	$30	4%	$93	15%
Cumulative effect of change in accounting principle:
Commercial, financial, and industrial (C&I)	—	1	—	—	—	(1)	(100)	—	NM
Commercial real estate	—	—	—	—	—	—	(100)	—	NM
Consumer real estate	—	(7)	—	—	—	7	100	—	NM
Credit card and other	—	—	—	—	—	—	100	—	NM
Total cumulative effect of change in accounting principles	—	(6)	—	—	—	6	100	—	NM
Allowance for loan and lease losses - beginning, adjusted	$715	$679	$664	$624	$622	$36	5%	$93	15%
Charge-offs:
Commercial, financial, and industrial (C&I)	(19)	(14)	(24)	(13)	(12)	(5)	(35)	(7)	(55)
Commercial real estate	(8)	(2)	—	(1)	—	(6)	NM	(8)	NM
Consumer real estate	(1)	(1)	(1)	(1)	(2)	—	8	2	69
Credit card and other	(5)	(5)	(7)	(7)	(7)	1	12	2	31
Total charge-offs	(33)	(22)	(32)	(21)	(21)	(11)	(48)	(12)	(55)
Recoveries:
Commercial, financial, and industrial (C&I)	5	2	3	2	1	2	104	4	NM
Commercial real estate	1	—	—	—	1	—	NM	—	(20)
Consumer real estate	3	2	2	6	6	—	16	(3)	(53)
Credit card and other	1	1	1	1	1	—	(3)	—	—
Total Recoveries	9	6	6	9	9	3	56	—	3
Provision for loan and lease losses:
Commercial, financial, and industrial (C&I)	15	27	35	32	(2)	(12)	(43)	18	NM
Commercial real estate	16	6	(2)	8	(12)	11	NM	28	NM
Consumer real estate	10	15	5	5	16	(5)	(33)	(7)	(36)
Credit card and other	3	4	9	7	12	(1)	(25)	(9)	(75)
Total provision for loan and lease losses:	45	52	46	52	14	(7)	(13)	31	NM
Allowance for loan and lease losses - ending	$737	$715	$685	$664	$624	$22	3%	$113	18%

Reserve for unfunded commitments - beginning	$85	$87	$88	$80	$64	$(2)	(3)%	$21	32%
Cumulative effect of change in accounting principle	—	—	—	—	—	—	NM	—	NM
Acquired reserve for unfunded commitments	—	—	—	—	—	—	NM	—	NM
Provision for unfunded commitments	5	(2)	(1)	8	16	7	NM	(11)	(69)
Reserve for unfunded commitments - ending	$90	$85	$87	$88	$80	$5	5%	$10	12%
Total allowance for credit losses- ending	$827	$800	$771	$752	$704	$27	3%	$123	17%
Numbers may not foot due to rounding.

CONSOLIDATED ASSET QUALITY RATIOS - ALLOWANCE FOR LOAN AND LEASE LOSSES
Quarterly, Unaudited

	As of
	2Q23	1Q23	4Q22	3Q22	2Q22

Allowance for loans and lease losses to loans and leases
Commercial, financial, and industrial (C&I)	0.98%	1.01%	0.97%	0.93%	0.88%
Commercial real estate	1.14%	1.12%	1.10%	1.14%	1.09%
Consumer real estate	1.64%	1.65%	1.63%	1.63%	1.60%
Credit card and other	3.79%	3.86%	3.72%	3.32%	3.01%
Total allowance for loans and lease losses to loans and leases	1.20%	1.21%	1.18%	1.16%	1.10%
Allowance for loans and lease losses to nonperforming loans and leases
Commercial, financial, and industrial (C&I)	177%	159%	202%	253%	213%
Commercial real estate	219%	238%	1,554%	1,422%	1,331%
Consumer real estate	154%	135%	131%	119%	115%
Credit card and other	1,384%	1,439%	1,364%	1,070%	1,021%
Total allowance for loans and lease losses to nonperforming loans and leases	183%	169%	217%	228%	207%

REGIONAL BANKING
Quarterly, Unaudited

						2Q23 Change vs.
	2Q23	1Q23	4Q22	3Q22	2Q22	1Q23			2Q22
						$/bp		%	$/bp		%
Income Statement (millions)
Net interest income	$612	$586	$544	$518	$465	$26		4%	$147		32%
Noninterest income	109	107	107	110	114	2		2	(5)		(4)
Total revenue	721	693	650	627	579	28		4	142		25
Noninterest expense	321	320	321	302	299	1		—	22		7
Pre-provision net revenue[3]	399	373	330	326	280	26		7	119		43
Provision for credit losses	43	41	30	43	52	2		5	(9)		(17)
Income before income tax expense	356	331	300	283	228	25		8	128		56
Income tax expense	84	78	70	66	53	6		8	31		58
Net income	$272	$253	$229	$216	$175	$19		8%	$97		55%

Average Balances (billions)
Total loans and leases	$42.9	$41.8	$41.1	$40.1	$39.2	$1.1		3%	$3.7		9%
Interest-earning assets	42.9	41.8	41.1	40.1	39.2	1.1		3	3.7		9
Total assets	45.6	44.5	43.8	42.8	41.9	1.1		2	3.7		9
Total deposits	55.9	57.8	59.6	61.9	64.5	(1.9)		(3)	(8.6)		(13)

Key Metrics
Net interest margin[6]	5.75%	5.71%	5.27%	5.15%	4.78%	4	bp		97	bp
Efficiency ratio	44.59%	46.21%	49.30%	48.11%	51.67%	(162)	bp		(708)	bp
Loans-to-deposits ratio (period-end balances)	74.98%	73.95%	70.81%	66.77%	62.77%	103	bp		1,221	bp
Loans-to-deposits ratio (average-end balances)	76.72%	72.39%	69.02%	64.78%	60.75%	433	bp		1,597	bp
Return on average assets (annualized)	2.39%	2.31%	2.08%	2.01%	1.67%	8	bp		72	bp
Return on allocated equity[7]	29.55%	27.96%	25.21%	24.14%	19.84%	159	bp		971	bp
Financial center locations	417	417	417	417	417	—		—%	—		—%
Numbers may not add to total due to rounding.
Certain previously reported amounts have been reclassified to agree with current presentation.
See footnote disclosures on page 20.

Regional Banking segment: Offers financial products and services, including traditional lending and deposit taking, to consumer and commercial customers primarily in the southern and southeastern U.S. and other selected markets. Regional Banking also provides investment, wealth management, financial planning, trust and asset management services for consumer customers.

SPECIALTY BANKING
Quarterly, Unaudited

						2Q23 Change vs.
	2Q23	1Q23	4Q22	3Q22	2Q22	1Q23			2Q22
						$/bp		%	$/bp		%
Income Statement (millions)
Net interest income	$130	$125	$134	$138	$141	$5		4%	$(11)		(8)%
Noninterest income	48	53	47	64	96	(5)		(9)	(48)		(50)
Total revenue	177	179	181	203	237	(2)		(1)	(60)		(25)
Noninterest expense	88	93	93	105	114	(5)		(5)	(26)		(23)
Pre-provision net revenue[3]	89	86	87	97	122	3		3	(33)		(27)
Provision for credit losses	10	10	18	17	(18)	—		—	28		NM
Income before income tax expense	79	76	70	80	141	3		4	(62)		(44)
Income tax expense	19	18	17	19	34	1		6	(15)		(44)
Net income	$60	$57	$53	$61	$106	$3		5%	$(46)		(43)%

Average Balances (billions)
Total loans and leases	$16.5	$15.8	$15.9	$15.9	$15.8	$0.7		5%	$0.7		4%
Interest-earning assets	18.7	18.1	18.4	18.6	19.1	0.6		3	(0.4)		(2)
Total assets	20.0	19.4	19.6	19.7	20.2	0.6		3	(0.2)		(1)
Total deposits	3.1	3.6	4.3	5.2	6.3	(0.5)		(14)	(3.2)		(51)

Key Metrics
Fixed income product average daily revenue (thousands)	$348	$437	$403	$524	$612	$(89)		(20)%	$(264)		(43)%
Net interest margin[6]	2.77%	2.80%	2.89%	2.96%	2.96%	(3)	bp		(19)	bp
Efficiency ratio	49.60%	52.19%	51.69%	52.03%	48.32%	(259)	bp		128	bp
Loans-to-deposits ratio (period-end balances)	559%	504%	426%	378%	268%	5,500	bp		29,085	bp
Loans-to-deposits ratio (average-end balances)	537%	440%	370%	307%	250%	9,700	bp		28,666	bp
Return on average assets (annualized)	1.20%	1.20%	1.06%	1.22%	2.11%	—	bp		(91)	bp
Return on allocated equity[7]	14.92%	14.69%	13.05%	14.74%	25.76%	23	bp		(1,084)	bp
Numbers may not add to total due to rounding.
Certain previously reported amounts have been reclassified to agree with current presentation.
See footnote disclosures on page 20.

Specialty Banking segment: Consists of lines of business that deliver product offerings and services with specialized industry knowledge. Specialty Banking’s lines of business include asset-based lending, mortgage warehouse lending, commercial real estate, franchise finance, correspondent banking, equipment finance, mortgage, and title insurance (prior to July 2022). In addition to traditional lending and deposit taking, Specialty Banking also delivers treasury management solutions, loan syndications, and international banking. Additionally, Specialty Banking has a line of business focused on fixed income securities sales, trading, underwriting, and strategies for institutional clients in the U.S. and abroad, as well as loan sales, portfolio advisory services, and derivative sales.

CORPORATE
Quarterly, Unaudited

						2Q23 Change vs.
	2Q23	1Q23	4Q22	3Q22	2Q22	1Q23		2Q22
						$	%	$	%
Income Statement (millions)
Net interest income/(expense)	$(111)	$(24)	$31	$6	$(64)	$(87)	NM	$(47)	(73)%
Noninterest income	244	11	21	39	(8)	233	NM	252	NM
Total revenues	133	(13)	52	45	(72)	146	NM	205	NM
Noninterest expense	146	64	90	61	75	82	126	71	95
Pre-provision net revenue[3]	(13)	(77)	(38)	(17)	(147)	64	83	134	91
Provision for credit losses	(4)	(1)	(3)	—	(4)	(3)	NM	—	—
Income before income tax expense	(10)	(76)	(35)	(17)	(144)	66	87	134	93
Income tax expense (benefit)	(7)	(21)	(23)	(8)	(40)	14	67	33	83
Net income/(loss)	$(3)	$(55)	$(12)	$(9)	$(104)	$52	95%	$101	97%

Average Balance Sheet (billions)
Interest bearing assets	$13.7	$12.1	$13.3	$17.3	$21.5	$1.6	13%	$(7.8)	(36)%
Total assets	16.7	14.9	16.0	20.0	24.1	1.8	12	(7.4)	(31)
Numbers may not add to total due to rounding.
Certain previously reported amounts have been reclassified to agree with current presentation.

Corporate segment: Consists primarily of corporate support functions including risk management, audit, accounting, finance, executive office, and corporate communications. Shared support services such as human resources, properties, technology, credit risk and bank operations are allocated to the activities of Regional Banking, Specialty Banking, and Corporate. Additionally, the Corporate segment includes centralized management of capital and funding to support the business activities of the company including management of wholesale funding, liquidity, and capital management and allocation. Finally, the Corporate segment includes the revenue and expense associated with run-off businesses such as pre-2009 mortgage banking elements, run-off consumer and trust preferred loan portfolios, and other exited businesses.

FOOTNOTES
1 Taxable equivalent interest income and interest expense are non-GAAP measures and reconcile to net interest income (GAAP) in the table.
2 Occupancy and Equipment expense includes Computer Software Expense.
3 Pre-provision net revenue is a non-GAAP measure and is reconciled to income before income taxes (GAAP) in the table.
4 Represents a non-GAAP measure and is reconciled to the nearest GAAP measure in the non-GAAP to GAAP reconciliations beginning on page 21.
5 Credit card and other includes an insignificant amount of commercial credit card balances.
6 Net interest margin is computed using total NII adjusted for FTE assuming a statutory federal income tax rate of 21 percent, and, where applicable state taxes.
7 Segment equity is allocated based on an internal allocation methodology.
8 2Q23 includes 19.7 million share impact of Series G convertible securities issued in connection with TD transaction based on the final conversion rate; all other periods include 27.5 million shares based on the original maximum conversion rate..
9 2Q23 increase driven by the conversion of Series G convertible securities issued in connection with TD transaction.

CONSOLIDATED NON-GAAP TO GAAP RECONCILIATION
Quarterly, Unaudited

($s in millions, except per share data)	2Q23	1Q23	4Q22	3Q22	2Q22

Tangible Common Equity (Non-GAAP)
(A) Total equity (GAAP)	$8,960	$8,895	$8,547	$8,283	$8,551
Less: Noncontrolling interest (a)	295	295	295	295	295
Less: Preferred stock (a)	520	1,014	1,014	1,014	1,014
(B) Total common equity	$8,144	$7,586	$7,238	$6,974	$7,242
Less: Intangible assets (GAAP) (b)	1,720	1,732	1,744	1,757	1,782
(C) Tangible common equity (Non-GAAP)	$6,424	$5,853	$5,494	$5,217	$5,459

Tangible Assets (Non-GAAP)
(D) Total assets (GAAP)	$85,071	$80,729	$78,953	$80,299	$85,132
Less: Intangible assets (GAAP) (b)	1,720	1,732	1,744	1,757	1,782
(E) Tangible assets (Non-GAAP)	$83,351	$78,997	$77,209	$78,542	$83,350

Period-end Shares Outstanding
(F) Period-end shares outstanding	559	538	537	537	536

Ratios
(A)/(D) Total equity to total assets (GAAP)	10.53%	11.02%	10.83%	10.32%	10.04%
(C)/(E) Tangible common equity to tangible assets (“TCE/TA”) (Non-GAAP)	7.71%	7.41%	7.12%	6.64%	6.55%
(B)/(F) Book value per common share (GAAP)	$14.58	$14.11	$13.48	$12.99	$13.50
(C)/(F) Tangible book value per common share (Non-GAAP)	$11.50	$10.89	$10.23	$9.72	$10.18
(a)     Included in Total equity on the Consolidated Balance Sheet.
(b)     Includes goodwill and other intangible assets, net of amortization.
Numbers may not foot due to rounding.

CONSOLIDATED NON-GAAP TO GAAP RECONCILIATION
Quarterly, Unaudited

($s in millions, except per share data)		2Q23	1Q23	4Q22	3Q22	2Q22

Adjusted Diluted EPS
Net income available to common shareholders ("NIAC") (GAAP)	a	$317	$243	$258	$257	$166
Plus Tax effected notable items (Non-GAAP) (a)		$(98)	$16	$34	$(5)	$29
Adjusted net income available to common shareholders (Non-GAAP)	b	$219	$259	$293	$252	$195

Diluted Shares (GAAP)[8]	c	561	572	572	570	569

Diluted EPS (GAAP)	a/c	$0.56	$0.43	$0.45	$0.45	$0.29
Adjusted diluted EPS (Non-GAAP)	b/c	$0.39	$0.45	$0.51	$0.44	$0.34

Adjusted Net Income ("NI") and Adjusted Return on Assets ("ROA")
Net Income ("NI") (GAAP)		$329	$256	$270	$268	$177
Plus Tax effected notable items (Non-GAAP) (a)		$(98)	$16	$34	$(5)	$29
Adjusted NI (Non-GAAP)		$231	$271	$304	$263	$206

NI (annualized) (GAAP)	d	$1,320	$1,037	$1,070	$1,063	$709
Adjusted NI (annualized) (Non-GAAP)	e	$928	$1,100	$1,206	$1,045	$823

Average assets (GAAP)	f	$82,304	$78,841	$79,521	$82,551	$86,326

ROA (GAAP)	d/f	1.60%	1.32%	1.35%	1.29%	0.82%
Adjusted ROA (Non-GAAP)	e/f	1.13%	1.40%	1.52%	1.27%	0.95%

Return on Average Common Equity ("ROCE")/ Return on Average Tangible Common Equity ("ROTCE")/ Adjusted ROTCE
Net income available to common shareholders ("NIAC") (annualized) (GAAP)	g	$1,270	$987	$1,025	$1,020	$666
Adjusted Net income available to common shareholders (annualized) (Non-GAAP)	h	$878	$1,050	$1,161	$1,001	$781

Average Common Equity (GAAP)	i	$7,747	$7,398	$7,106	$7,360	$7,305
Intangible Assets (GAAP) (b)		1,726	1,738	1,750	1,767	1,789
Adjusted Average Tangible Common Equity (Non-GAAP)	j	$6,021	$5,659	$5,356	$5,593	$5,516

ROCE (GAAP)	g/i	16.40%	13.34%	14.42%	13.85%	9.12%
ROTCE (Non-GAAP)	g/j	21.10%	17.43%	19.14%	18.23%	12.07%
Adjusted ROTCE (Non-GAAP)	h/j	14.59%	18.55%	21.68%	17.89%	14.15%
(a)     Amounts adjusted for notable items as detailed on page 9.
(b)     Includes goodwill and other intangible assets, net of amortization.
Numbers may not foot due to rounding.

CONSOLIDATED NON-GAAP TO GAAP RECONCILIATION
Quarterly, Unaudited

(In millions)		2Q23	1Q23	4Q22	3Q22	2Q22

Adjusted Noninterest Income as a % of Total Revenue
Noninterest income (GAAP)	k	$400	$171	$174	$213	$201
Plus notable items (GAAP) (a)		(225)	—	(1)	(32)	(13)
Adjusted noninterest income (Non-GAAP)	l	$175	$171	$173	$181	$188

Revenue (GAAP)	m	$1,031	$859	$882	$875	$743
Taxable-equivalent adjustment		4	4	4	4	3
Revenue- Taxable-equivalent (Non-GAAP)		1,035	863	886	878	746
Plus notable items (GAAP) (a)		(225)	—	(1)	(32)	(13)
Adjusted revenue (Non-GAAP)	n	$810	$863	$885	$847	$733

Noninterest income as a % of total revenue (GAAP)	k/m	38.82%	19.94%	19.68%	24.30%	27.06%
Adjusted noninterest income as a % of total revenue (Non-GAAP)	l/n	21.63%	19.85%	19.55%	21.37%	25.68%

Adjusted Efficiency Ratio
Noninterest expense (GAAP)	o	$555	$478	$503	$468	$489
Plus notable items (GAAP) (a)		(95)	(21)	(46)	(25)	(50)
Adjusted noninterest expense (Non-GAAP)	p	$461	$457	$458	$444	$438

Revenue (GAAP)	q	$1,031	$859	$882	$875	$743
Taxable-equivalent adjustment		4	4	4	4	3
Revenue- Taxable-equivalent (Non-GAAP)		1,035	863	886	878	746
Plus notable items (GAAP) (a)		(225)	—	(1)	(32)	(13)
Adjusted revenue (Non-GAAP)	r	$810	$863	$885	$847	$733

Efficiency ratio (GAAP)	o/q	53.87%	55.65%	57.07%	53.56%	65.76%
Adjusted efficiency ratio (Non-GAAP)	p/r	56.90%	52.95%	51.70%	52.42%	59.79%
(a)     Amounts adjusted for notable items as detailed on page 9.
(b)     Includes goodwill and other intangible assets, net of amortization.
Numbers may not foot due to rounding.

CONSOLIDATED NON-GAAP TO GAAP RECONCILIATION
Quarterly, Unaudited

($s in millions)

	Period-end				Average
($s in millions)	2Q23	1Q23	2Q23 vs. 1Q23		2Q23	1Q23	2Q23 vs. 1Q23
Loans excluding LMC
Total Loans (GAAP)	$61,295	$59,045	$2,250	4%	$59,924	$58,074	$1,850	3%
LMC (GAAP)	2,691	2,040	651	32%	2,262	1,875	388	21%
Total Loans excl. LMC (Non-GAAP)	58,604	57,005	1,599	3%	57,662	56,199	1,463	3%
Total Consumer (GAAP)	14,289	13,475	814	6%	13,873	13,226	647	5%
Total Commercial excl. LMC (Non-GAAP)	44,315	43,530	785	2%	43,789	42,973	816	2%
Total CRE (GAAP)	$13,891	$13,397	$494	4%	$13,628	$13,290	$338	3%
Total C&I excl. LMC (Non-GAAP)	$30,424	$30,133	$291	1%	$30,161	$29,683	$478	2%
Numbers may not foot due to rounding.

GLOSSARY OF TERMS
Common Equity Tier 1 Ratio: Ratio consisting of common equity adjusted for certain unrealized gains/(losses) on available-for-sale securities, less disallowed portions of goodwill, other intangibles, and deferred tax assets as well as certain other regulatory deductions divided by risk-weighted assets.

Fully Taxable Equivalent (“FTE”): Reflects the amount of tax-exempt income adjusted to a level that would yield the same after-tax income had that income been subject to taxation.

Tier 1 Capital Ratio: Ratio consisting of shareholders’ equity adjusted for certain unrealized gains/(losses) on available-for-sale securities, plus qualifying portions of noncontrolling interests, less disallowed portions of goodwill, other intangible assets, and deferred tax assets as well as certain other regulatory deductions divided by risk-weighted assets.

Key Ratios
Return on Average Assets: Ratio is annualized net income to average total assets.

Return on Average Common Equity: Ratio is annualized net income available to common shareholders to average common equity.

Return on Average Tangible Common Equity: Ratio is annualized net income available to common shareholders to average tangible common equity.

Noninterest Income as a Percentage of Total Revenue: Ratio is noninterest income to total revenue - taxable equivalent.

Efficiency Ratio: Ratio is noninterest expense to total revenue - taxable equivalent .

Leverage Ratio: Ratio is tier 1 capital to average assets for leverage.

Asset Quality - Consolidated Key Ratios
Nonperforming loans and leases ("NPL") %: Ratio is nonaccruing loans and leases in the loan portfolio to total period-end loans and leases.

Net charge-offs %: Ratio is annualized net charge-offs to total average loans and leases.

Allowance / loans and leases: Ratio is allowance for loan and lease losses to total period-end loans and leases.

Allowance / Nonperforming loans and leases: Ratio is allowance for loan and lease losses to nonperforming loans and leases in the loan portfolio.

Allowance / charge-offs: Ratio is allowance for loan and lease losses to annualized net charge-offs.

Operating Segments
Regional Banking segment: Offers financial products and services, including traditional lending and deposit taking, to consumer and commercial customers primarily in the southern and southeastern U.S. and other selected markets. Regional Banking also provides investment, wealth management, financial planning, trust and asset management services for consumer customers.

Specialty Banking segment: Consists of lines of business that deliver product offerings and services with specialized industry knowledge. Specialty Banking’s lines of business include asset-based lending, mortgage warehouse lending, commercial real estate, franchise finance, correspondent banking, equipment finance, mortgage, and title insurance (prior to July 2022). In addition to traditional lending and deposit taking, Specialty Banking also delivers treasury management solutions, loan syndications, and international banking. Additionally, Specialty Banking has a line of business focused on fixed income securities sales, trading, underwriting, and strategies for institutional clients in the U.S. and abroad, as well as loan sales, portfolio advisory services, and derivative sales.

Corporate segment: Consists primarily of corporate support functions including risk management, audit, accounting, finance, executive office, and corporate communications. Shared support services such as human resources, properties, technology, credit risk and bank operations are allocated to the activities of Regional Banking, Specialty Banking, and Corporate. Additionally, the Corporate segment includes centralized management of capital and funding to support the business activities of the company including management of wholesale funding, liquidity, and capital management and allocation. Finally, the Corporate segment includes the revenue and expense associated with run-off businesses such as pre-2009 mortgage banking elements, run-off consumer and trust preferred loan portfolios, and other exited businesses.